Equity	6 Months Ended
Mar. 31, 2025
Equity [Abstract]
Equity

Note 7 — Equity

Ordinary Shares

The company is authorized to issue 50,000,000 ordinary shares of a single class, par value $0.001 per share. There are currently 25,000,000 ordinary shares issued and outstanding.

Statutory reserve

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with PRC GAAP.

Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. As of March 31, 2025 and September 30, 2024, the balances of the required statutory reserves were both nil.